Case Study


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"Touchpoint Mapping® gave us data—and numbers don't lie—that proved [some of] our perceptions were completely wrong. That was reallyhelpful and eye-opening to us."

TouchpointMetrics

New to Measuring Customer Experience

First customer experience measurement initiative uncovered valuable insights and drove a new understanding of customer needs for this community bank.

Challenge: This bank's understanding of customer experience, based entirely on anecdotal information, was thought to be biased and inaccurate.

Providing excellent customer experience is critical to maintaining customer loyalty and growth, especially for banks.

However, like many companies, this Northern California community bank was relying only on anecdotal information to evaluate customer experience. And they knew they needed a better solution.

Branch management used mystery shoppers (i.e., new hires) and their own informal assessments to review customer experience. But they had no formal metrics or other means to quantify customer experience.

The bank recognized that it needed hard data to identify customer needs at the branch, product, and people levels. Only by measuring experience could the bank accurately gauge and improve it.

Approach: Gathering quantitative customer experience data from their customers and competitors' to uncover true and actionable insights.

Built around the brand, touchpoints, customer segments, and branch data unique to this bank, the bank's Touchpoint Mapping dashboard reflected industry standards and specific attributes that make this institution special.

Within a few weeks, the bank was getting a clear picture of their customer experience, and the metrics highlighted both threats and opportunities.

As a result of these insights, management was able to:

- Analyze touchpoint and brand performance across their entire customer lifecycle;
- Identify strengths and weaknesses relative to competitors (competitors' customers were surveyed, as well);
- Monitor gaps in how customers perceived bank experiences vs. how employees felt they delivered them; and
- Review profile data on individual customers who responded to surveys.

Particularly relevant for this bank was the ability to see individual branch data. As the bank's Vice President said:

> *We wanted to get [insight into] which branches were performing, which branches weren't performing, and how we could improve.*

Touchpoint Mapping® helped executive leadership align its perception of customer experience with reality. It also gave the marketing team two immediate goals: boosting awareness and share-of-wallet.

Findings: The bank uncovered critical inconsistencies in an otherwise excellent customer experience, along with major competitive vulnerabilities.

Touchpoint Mapping found that 80% of the bank's customers viewed their experience as "delightful." 72% rated the bank as #1 in customer experience.

In spite of these encouraging metrics, several critical items emerged that needed immediate attention. For example:

- The bank was overestimating relative performance of new branches by equating top-line revenue growth with positive customer experience. Branch-level customer insights exposed this bias.
- Despite high customer marks, there were still perception gaps around brand attributes like convenience; understanding wants and needs; and competitive rates and fees.
- Digital touchpoints were also a trouble area. Competitors held a major advantage in mobile, while the bank had overinvested in web experiences that simply weren't important to customers (e.g., chat, calculators).
- Employees and customers ranked the importance and effectiveness of static touchpoints like radio and magazine ads very differently, highlighting a misallocation of media spend.
- The bank was capturing less than half of its customers' wallet share, with their customers using 2.9 banks on average.
- It was revealed that only 20% of competitors' customers were aware this bank existed. And previously unknown competitors, including a local credit union, were revealed.
- Further, the bank's awareness efforts were underperforming across the board. The biggest negative gaps revolved around touchpoints such as the web site, online search functions, social media, and direct marketing.

Market Standing Dashboard

This dashboard gave the bank an immediate view of its competitive position.

1. The bank's 49% wallet allocation tells us 51% of their customers' total banking dollars are with another bank.
2. 72% of customers rank this bank as #1 in customer experience. Since the dashboard also revealed that customers aren't aware of many bank services, the bank inferred that boosting product awareness could be a driver of increased customer share.
3. Interestingly enough, the bank's customers don't use just one other bank. They use 2.9 banks on average.
4. The dashboard indicates only 20% of competitors' customers know of this bank, so the bank likely isn't capturing much wallet share from competitors' customers.



Dashboard
portal.touchpointmetrics.com/pages/dashboard
TouchpointMetrics
Dashboard
Logout
Summary
Experience
Lifecycle
Loyalty
Market Standing
Org Perf
Org Align
SWOT
Take Action
Respondents
LINE OF BUSINESS
All
CUSTOMER SEGMENT
All
REGION
All
LOCATION
All
2012
Market Standing Dashboard
1 49% Wallet Allocation
2 72% Ranking as #1
3 2.9 Avg Banks Used
4 20%
Top 5 Reasons Your Bank Was Selected as Primary Bank
Enjoyable 42%
Convenient 42%
Easy 41%
Valued 39%
Top 5 Touchpoints That Build Awareness of Your Bank
Branch Building (A)
WoM from Friend 101
Bank Website (A) 97
Branch Teller Interaction (A) 97

Touchpoint Mapping® Take Action tables allowed management to quickly and decisively initiate changes to their customer experience, each one backed by statistically valid customer feedback.

Action Items: Leverage positive differentiators like branch experience, improve key underperforming touchpoints, and respond to competitive threats.

Touchpoint Mapping identified several immediate steps to boost customer experience at the branch, product, and employee levels.

As a result, the bank was able to gauge the importance of mobile and online banking to its own customers, rather than relying on industry trends and data. In turn, they appropriately reallocated investment.

The bank is also creating new products and redesigning processes, such as customer follow-up, as well as examining hours of operation at some of their branch locations to better meet customer expectations.

TAKE ACTION

Fix Now: High Importance Touchpoints to Improve First

Touchpoint	Imp	Eff	Gap	n=
Online Search	8.7	6.9	-1.7	23
Online Ads	7.2	5.6	-1.6	23
Marketing Emails	7.6	6.6	-1.0	27
Bank ATM	7.7	7.4	-0.8	336
Branch Signage	9.3	8.6	-0.7	41
Online Account Balances	9.6	8.9	-0.7	254
Online Funds Transfer	9.2	8.5	-0.7	186
Mobile Account Balances	8.3	7.6	-0.6	165
Update Acct Information Online	9.2	8.6	-0.6	223
Financial websites	9.2	8.6	-0.6	100

Take Action Table

Tables like this quickly and clearly indicated gaps between customer expectations and how well the bank was meeting them. Closing the gaps around online and mobile banking was crucial given their importance.

Results: The bank gains a critical decision-making tool that lets management execute business strategies and prioritize tactical initiatives based on actual customer wants and needs.

Touchpoint Mapping provided the bank with a platform to gather ongoing insights and information, allowing for:

- Deep examinations of the bank's customer experience;
- Safe feedback from employees;
- New means for measuring status, progress, and improvements over time;
- Alignment of business strategy to segmented customer wants and needs, in simple and evergreen ways; and
- Better business decisions on a long- and short-term basis.

Now the bank can confidently prioritize, implement, and monitor improvements to customer experience—from sales and marketing activities to new product and service developments and even branch performance initiatives.

As bank management commented:

> *Touchpoint Mapping gave us valuable insights into our customers and what they actually need, not what we think they want.*
>
> *As a result of this engagement we took action. We communicated with our customers. We reached out to people.*
>
> *It was helpful for us to be able to acknowledge, 'Yes, this is your experience. This is what we are going to do to try to make it better.'*